UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/31/2006

Community National Bancorporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25437

Georgia	58-1856963
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

561 E. Washington Avenue
P.O. Box 2619
Ashburn, Georgia 31714
(Address of principal executive offices, including zip code)

(229) 567-9686
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 31, 2006, at a special meeting held in Ashburn, Georgia, the shareholders of Community National Bancorporation (the "Company") approved the previously announced agreement and plan of merger, dated February 6, 2006, providing for the acquisition of the Company by South Georgia Bank Holding Company. The merger is expected to close on June 15, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community National Bancorporation

Date: May 31, 2006	By:	/s/ T. Brinson Brock, Sr.
T. Brinson Brock, Sr.
President and Chief Executive Officer